SCHEDULE 14A
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
          /     /    Preliminary Information Statement
          / X /    Definitive Information Statement

IBSG INTERNATIONAL, INC.
 (Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.
         /   /  Fee computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:
                  Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:
                  9,472,636 as of 1/10/08

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

IBSG INTERNATIONAL, INC.
1132 Celebration Blvd.
Celebration, FL 34747
 (321) 939-6321

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON February 13, 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of IBSG INTERNATIONAL, INC., a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on February 13, 2008 at Intercontinental Paris LeGrand Hotel, 9 intercontinental Paris Legrand, 2 Rue Scribe, Paris France 75009 +33 (0)140073232

(1)	To elect four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Jewett, Schwartz, Wolfe & Associates, as the Company's independent certified public accountant; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on January 7, 2008, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors
Celebration, FL
January 14, 2008	By:	/s/ Michael Rivers
MICHAEL RIVERS
PRESIDENT

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

IBSG INTERNATIONAL, INC.
1132 Celebration Blvd.
Celebration, FL 34747
 (321) 939-6321

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IBSG INTERNATIONAL, INC., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, February 13, 2008 at Intercontinental Paris LeGrand Hotel, 9 intercontinental Paris Legrand, 2 Rue Scribe, Paris France 75009 +33 (0)140073232 and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is January 14, 2008. Stockholders should review the information provided herein in conjunction with the Company's 2006 Annual Report, which was filed with the Securities and Exchange Commission on January 11, 2008 and the Company quarterly filings on Form 10-QSB.  The Company's principal executive offices are located at 1132 Celebration Blvd., Celebration, FL 34747 (321) 939-6321

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Michael Rivers, IBSG INTERNATIONAL, INC., 1132 Celebration Blvd., Celebration, FL 34747.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

(1)	To elect four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2009 or until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Jewett, Schwartz, Wolfe & Associates, as the Company's independent certified public accountant; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and (b) FOR the proposal to ratify the appointment of Jewett, Schwartz, Wolfe & Associates, as the Company's independent certified public accountant. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         The Company trades on the NASD OTC Bulletin Board under the symbol "IBIN."  Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on January 7, 2008 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of January 10, 2008 there were 9,472,636 shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountant. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of January 7, 2008 by (i) each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the Company's executive officer named in the Summary Compensation Table, and (iv) by all executive officers and directors of the Company as a group.

Name of Shareholder	Shares Beneficially Owned	Percent of Class
M&K Trust (1)	1,134,111	11.97
Geoffrey Birch (2)	220,000	2.46
Jeffrey Willmott	82,500	*
Dr. Alexander S. Preker	0	*
All directors and executive	1,071,000	12.9
officers as a group (4 persons)
* Less than 2%

        (1)        Represents shares owned in the name of M&K Trust, a trust established in April of 2001 for the benefit of Michael Rivers' children and wife, Kim Rivers. Kim Rivers is the trustee of the trust and exercises sole voting and investment power with respect to such shares. Dr. Rivers disclaims any beneficial interest in such shares.
        (2)       Represents shares owned in the name of Mr. Birch's shares are owned by Sylvrey, LTD and Tamarinada Ventures LTD of in Guernsey, UK.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Related Party Transactions Within The Past Two Years. The following are certain transactions or proposed transactions during the last two years to which we were a party, or proposed to be a party, in which certain persons had a direct or indirect material interest.

The President of the Company waived the right to receive $120,000 of his 2005 salary which has been accounted for as a contribution to the Company's capital. The President of the Company also contributed $26,500 to the Company in 2005.

BOARD OF DIRECTORS AND OFFICERS

 The following table sets forth the directors and officers of the Company.

NAME	POSITION
Michael Rivers, PhD	President, CEO and Director
Geoffrey Birch	Director Treasurer
Jeffrey Willmott	Director
Dr. Alexander S. Preker	Director

Our directors are elected for a one-year term at our annual shareholders' meeting. Vacancies may be filled by the Board of Directors until the next annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

        Audit Committee
Audit Committee Financial Expert

The Board has determined that Director Geoffrey Birch has the expertise to be financial expert as defined by Item 401(e)(2) of Regulation S-B of the Securities exchange Act of 1934. Mr. Birch is not independent within the meaning of Item 7(d)(iv) of Schedule 14A under the Exchange Act. The board anticipates when an audit committee is impaneled, Mr. Birch will serve on that committee in that capacity.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid to the Company's president/chief executive officer in 2006 (the “named executive officers”) as well as his compensation in 2005. No other officer received compensation of $100,000 in any such year.

Annual Compensation			Long Term Compensation Awards
					Awards		Payouts
	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Michael Rivers,	2006	$198,000	0	0	0	0	0	0
President, CEO	2005	$193,770	0	0	0	0	0	0
Dr. Rivers was appointed CEO of IBSG International as of November 17, 2003. All of Dr. Rivers’ salary is currently deferred and $120,000 of his 2005 salary was waived and contributed to the capital of the Company.

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
 None.

2006 OPTION EXERCISES AND STOCK VESTED TABLE
 None.

2006 PENSION BENEFITS TABLE
 None.

2006 NONQUALIFIED DEFERRED COMPENSATION TABLE
 None.

2006 DIRECTOR COMPENSATION TABLE
 None.

2006 OTHER COMPENSATION TABLE
 None.

2006 PERQUISITES TABLE
 None.

Employment Agreements, Termination of Employment and Change-in-Control Arrangement

The named executive officer set forth in the Summary Compensation Table is an “at will” employee and does not have written employment agreement. The Board of Directors has established the 2006 current base annual salary of the named executive officers as $198,000. Currently 2006's salary is being deferred.

The Company has no stock option, SAR or other compensation plans. There are no employment agreements between our executive officers and us. There are no changes of control arrangements, either by means of a compensatory plan, agreement, or otherwise, involving our current or former executive officers.

Compensation of Directors

Directors are not paid for meetings attended at our corporate headquarters or for telephonic meetings. All travel and lodging expenses associated with directors' meeting(s) are reimbursed by the Company.

On July 18, 2006, the Company issued 165,000 shares of common stock to the directors. A consulting company controlled or represented by Geoffrey Birch's wife, the Company's Chief Financial Officer and a director was issued 50,000 shares. Jeffrey Willmott was issued 15,000 shares. A trust account was issued 100,000 of shares for Dr. Michael Rivers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than 10% shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of Forms 3, 4 and 5 received by the Company, transactions involving the Company and review of stockholder records, the Company believes, during the fiscal year ended December 31, 2004, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to officers, directors and 10% shareholders were satisfied.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

    HJ and Associates, LLC (“HJ&A”) had audited the Company's financial statements annually since 2003.   Fees related to services performed by HJ&A in 2006 and 2005 were as follows:
	2006	2005
Audit Fees (1)	$34,318	$42,159
Audit-Related Fees
Tax Fees (2)
All Other Fees (3)	$8,741	$3,430
Total	$43,059	$45,589

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.
(2)	Tax fees principally included tax advice, tax planning and tax return preparation.
(3)	Other fees related to Registration Statement Reviews and Comments.

The Board of Directors has reviewed and discussed with the Company's management and auditors the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-KSB for the Company's 2006 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Board has received and reviewed the written disclosures and the letter from HJ & Associates LLC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for its 2006 fiscal year for filing with the SEC.

Audit Committee's Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

Code of Conduct and Ethics

The Company has adopted a code of business conduct and ethics for its directors, officers and management employees. Such code was filed as Exhibit 14 to Form 10-KSB filed March 21, 2004 and is available to shareholders at no charge from the Company at, 1132 Celebration Blvd., Celebration, FL 34747.

.
PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successor has been elected and qualified. There are four nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE	POSITION

Michael Rivers	46	President, Chief Executive Officer and Director

Geoffrey Birch	61	Director/Treasurer

Jeffery Willmott	59	Director

Dr. Alexander S. Preker	56	Director

Dr. Michael Rivers has been our CEO and director since November 15, 2003. Dr. Rivers has served as CEO and Director of Intelligent Business Systems Group, Inc. since May of 2003.

Mr. Geoffrey Birch has been Treasurer and a director of the Company since November 2003. Mr. Birch was in pharmaceuticals for over 30 years which included manufacturing and distribution. Mr. Birch grew his company until it was purchased by Pfizer in the mid 1990s. Mr. Birch is a board member for several UK Venture capital firms including one he is chairman of, Sylvrey Ltd. These firms primarily invest in young companies with growth potential in the areas of technology.

Mr. Jeffrey Willmott is a senior level executive with over 35 years experience in diverse industries, both domestic and international in scope. He started his career in 1977 at Avon Products, spending 5 years in the South American marketing group, and then 3 years as Division Manager for a $25million dollar New England sales group. Recruited to Westinghouse in 1983 into their nascent cable television unit, Group W, Mr. Willmott spent 8 years in all phases of sales and marketing, rising to run the effort in the southeast region of the U.S. After the sale of that business, Mr. Willmott joined the venerable investment banking firm of Dillon Read & Company (now UBS) in 1991, spending the next 8 years in financial services business development and marketing. In 2002, he joined the board of RCG Companies, a public travel/technology holding company. He was immediately made Chairman of the Board, and through various travel related mergers/acquisitions, the business grew to over $300 million in bookings. Mr. Willmott retired the Chair in 2005, and remained a director until the company was acquired by private equity. Mr. Willmott joined the board of IBSG International in June 2005. He is currently also advising several private early stage companies with their development. Also, he serves on the Adjunct faculty of both New York University Graduate Management Program and Fordham University Graduate School of Business. He holds a Bachelors and an MBA in marketing.

Dr. Alexander S. Preker has been a director of the Company since October, 2007. From 2006 through 2007, Dr. Preker was the Lead Economist, Africa Region  (AFTH2), World Bank and Member of Global Task Force on Scaling up Health Education, WHO, Geneva. From 2004 through 2006, Dr. Preker was the Sector Leader & Member of Corporate Management Group (AFTH2), World Bank.  From 2000 through 2003, Dr. Preker was the Chief Economist for Health and Head of Health Systems Development, World Bank.  Dr. Preker has completed the Executive Development Program, Harvard University, US; earned a PhD, Economics, London School of Economics and Political Science, London, UK; Diploma, Medical Law and Ethics, King's College, London, UK; Fellowship, Medicine, University College London, London, UK; Postgraduate Medical Training, McGill, Montreal, Quebec, Canada; Masters of Business Administration (audit), McGill, Montreal, Quebec, Canada; MD, University of British Columbia, Vancouver, Canada;  and BSc, Honors, University of British Columbia, Vancouver, Canada. Dr. Preker is currently an Adjoint Associate Professor, Wager School, New York University, New York, NY

BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2009 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants.  A representative of Jewett, Schwartz, Wolfe & Associates may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Jewett, Schwartz, Wolfe & Associates.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF JEWETT, SCHWARTZ, WOLFE & ASSOCIATES AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements.  Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain,  but not necessarily all, of such  statements  can be identified by the use of  forward-looking  terminology, such  as  "believes,"   "expects,"  "may,"  "will,"  "should,"   "estimates"  or "anticipates"   or  the  negative   thereof  or  comparable   terminology.   All forward-looking  statements  involve known and unknown risks,  uncertainties and other factors, which may cause the actual transactions,  results, performance or achievements  of  the  company  to  be  materially  different  from  any  future transactions,  results, performance or achievements expressed or implied by such forward-looking  statements.  These may  include,  but are not  limited  to: (a) matters  described in this Proxy  Statement and matters described in "Note on Forward-Looking  Statements" in our Annual Report on Form 10-KSB for the year ended  December  31,  2005,  (b) the ability to operate our business after the closing in a manner that will enhance  stockholder value. Although  we  believe  the  expectations   reflected  in  such   forward-looking statements are based upon reasonable assumptions and business opportunities,  we can  give no  assurance  that  our  expectations  will be  attained  or that any deviations will not be material.  We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

         If you have any questions about the actions described above, you may contact counsel for the company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida  33139 (305) 531-1174.

         We are  subject to the  informational  requirements  of the  Securities Exchange  Act of 1934 and in  accordance  with the  requirements  thereof,  file reports, proxy statements and other information with the Securities and Exchange Commission  ("SEC").  Copies  of  these  reports,  proxy  statements  and  other information  can be  obtained  at  the  SEC's  public  reference  facilities  at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally,   these   filings   may  be  viewed  at  the  SEC's   website   at http://www.sec.gov.

         We filed our annual report for the fiscal year ended December 31, 2006 on Form 10-KSB/A with the SEC, a copy of which is being provided with this proxy statement.  A copy of past annual reports on Form 10-KSB (except for certain exhibits  thereto),  may be obtained,  upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.  Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

         The following  documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

         Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2006 a copy of which is being provided with this proxy statement.

        Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007.

         All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein, including  the Annual  Report on Form 10-KSB for the fiscal year ended December 31, 2004.

         Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  Information  Statement  to the extent  that a  statement contained herein or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein  modifies or  supersedes  such statement.  Any such  statement so modified or  superseded  shall not be deemed, except as so modified or  superseded,  to constitute a part of this Information Statement.

         This  Information  Statement   incorporates,   by  reference,   certain documents  that are not presented  herein or delivered  herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference  herein,  are available  without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2009 and have it included in our proxy statement must submit the proposal in writing to Michael Rivers, at 1132 Celebration Blvd., Celebration, FL 34747. We must receive the proposal no later than October 31, 2008.

Shareholders intending to present a proposal at the Annual Meeting in 2008, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act").  The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting.  Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2009 no later than March 31, 2008.  If the notice is after October 31, 2008, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2009.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

By:	/s/ Michael Rivers
Michael Rivers
President and Director
Celebration, FL January 14, 2008

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF
IBSG INTERNATIONAL, INC.

PROXY -- ANNUAL MEETING OF SHAREHOLDERS – February 13, 2008

         The undersigned, revoking all previous proxies, hereby appoint(s) Michael Rivers as Proxy, with full power of substitution, to represent and to vote all Common Stock of IBSG INTERNATIONAL, INC. owned by the undersigned at the Annual Meeting of Shareholders to be held in Intercontinental Paris LeGrand Hotel, 9 intercontinental Paris Legrand, 2 Rue Scribe, Paris France 75009, on February 13, 2008, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1.	ELECTION OF DIRECTORS.
Nominee:	Michael Rivers
Geoffrey Birch
Jeffery Willmott
Alexander S. Preker

                  [ ]      FOR ALL NOMINEE LISTED (Except as specifiedhere:______________)

                  OR

                  [ ]      WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of Jewett, Schwartz, Wolfe & Associates as Independent Auditor.

  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.

                                       Dated ____________________________, 2008

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(Print Name)                                                                             (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.